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                                                                                                               Exhibit 99.1

                                        Anthracite Capital, Inc. and Subsidiaries
                               Consolidated Statements of Financial Condition (Unaudited)
                                          (in thousands, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                                       March 31, 2005                 December 31, 2004

ASSETS
Cash and cash equivalents                                              $22,305                          $23,755
Restricted cash equivalents                                             17,100                           19,680
Residential mortgage-backed securities                                 346,230                          372,071
                                                                   ------------                   --------------
    Cash and RMBS                                                                    385,635                         415,506
Commercial mortgage loan pools                                                     1,307,035                       1,312,045
Commercial real estate securities                                                  1,624,007                       1,628,519
Commercial real estate loans                                                         296,151                         325,350
                                                                               --------------                   -------------
    Total commercial real estate                                                   3,227,193                       3,265,914
Other assets                                                                          60,499                          47,714
                                                                               --------------                   -------------
     Total Assets                                                                 $3,673,327                      $3,729,134
                                                                               ==============                   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term borrowings:
    Secured by pledge of residential mortgage-backed securities       $328,882                         $356,451
    Secured by pledge of commercial real estate securities             301,747                          305,526
    Secured by pledge of commercial mortgage loan pools                    773                              773
    Secured by pledge of commercial real estate loans                  121,549                          141,601
                                                                   ------------                   --------------
    Total short term borrowings                                                      752,951                         804,351
Long term borrowings:
    Collateralized debt obligations                                  1,067,764                        1,067,967
    Secured by pledge of commercial mortgage loan pools              1,288,690                        1,294,058
                                                                   ------------                   --------------
    Total long term borrowings                                                     2,356,454                       2,362,025
                                                                               --------------                   -------------
Total borrowings                                                                   3,109,405                       3,166,376
Payable for investments purchased                                                      9,072                               -
Distributions payable                                                                 15,821                          15,819
Other liabilities                                                                     21,065                          33,201
                                                                               --------------                   -------------
     Total Liabilities                                                             3,155,363                       3,215,396
                                                                               --------------                   -------------

Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares authorized; 53,297 shares issued and outstanding in 2005; and
     53,289 shares issued and outstanding in 2004                                          53                              53
9.375% Series C Preferred Stock, liquidation preference
     $57,500 in 2005 and 2004                                                          55,435                          55,435
Additional paid-in capital                                                            579,010                         578,919
Distributions in excess of earnings                                                 (134,631)                       (134,075)
Accumulated other comprehensive income                                                 18,097                          13,406
                                                                                --------------                   -------------
      Total Stockholders' Equity                                                      517,964                         513,738
                                                                                --------------                   -------------
      Total Liabilities and Stockholders' Equity                                   $3,673,327                      $3,729,134
                                                                                ==============                   =============
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                                        Anthracite Capital, Inc.
                            Consolidated Statements of Operations (Unaudited)
                                   (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------
                                                                          For the Three Months Ended March 31,
                                                                 -------------------------------------------------------
                                                                            2005                       2004
                                                                 -------------------------------------------------------
Operating Portfolio
Income:
    Commercial real estate securities                                               $32,631                     $29,185
    Commercial mortgage loan pools                                                   13,552                           -
    Commercial real estate loans                                                      8,239                       3,074
    Residential mortgage-backed securities                                            2,880                       6,717
    Cash and cash equivalents                                                           236                          88
                                                                 -------------------------------------------------------
        Total income                                                                 57,538                      39,064
                                                                 -------------------------------------------------------

Expenses:
    Interest expense:
       Collateralized debt obligations                                               15,747                      11,167
       Commercial real estate securities                                              2,586                       2,027
       Commercial mortgage loan pools                                                12,780                           -
       Commercial real estate loans                                                   1,335                         148
       Residential mortgage-backed securities                                         2,129                       1,927
    Hedging expense                                                                   2,300                       4,631
    General and administrative                                                          820                         602
    Management fee                                                                    2,579                       2,130
                                                                 -------------------------------------------------------
        Total expenses                                                               40,276                      22,632
                                                                 -------------------------------------------------------

Other gain (loss):
Realized loss                                                                          (87)                     (4,723)
Unrealized gain (loss)                                                              (1,393)                       1,553
Foreign currency loss                                                                 (168)                           -
Hedge ineffectiveness                                                                   261                       (973)
Loss on impairment of asset                                                           (159)                           -
                                                                 -------------------------------------------------------
       Total other loss                                                             (1,546)                     (4,143)
                                                                 -------------------------------------------------------

Net income                                                                           15,716                      12,289
                                                                 -------------------------------------------------------

Dividends on preferred stock                                                          1,348                       2,446
                                                                 -------------------------------------------------------

Net income available to Common Stockholders                                         $14,368                     $ 9,843
                                                                 =======================================================

Net Income available to Common Stockholders per share, basic                          $0.27                       $0.20

Net Income available to Common Stockholders per share, diluted                        $0.27                       $0.20

Weighted average number of shares outstanding:
    Basic                                                                            53,294                      49,837
    Diluted                                                                          53,303                      49,846
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